UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


              Date of Report (date of earliest event reported):
                               August 25, 2003


                          LEHMAN BROTHERS HOLDINGS INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)


                    1-9466                    13-3216325
           (Commission File Number) (IRS Employer Identification No.)

                               745 Seventh Avenue
                            New York, New York 10019
                        (Address of principal (Zip Code)
                          executive offices)

               Registrant's telephone number, including area code:

                                 (212) 526-7000





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Item 7.  Financial Statements and Exhibits

         (c)      Exhibits


     The following Exhibit is incorporated by reference into the Registration Statement on Form S-3 (Registration No. 333-60474) of Lehman Brothers Holdings Inc. (the "Registrant") as an exhibit thereto and is filed as part of this Current Report.

     4.01 Certificate of Designations, Powers, Preferences and Rights of the 6.50% Cumulative Preferred Stock, Series F, of the Registrant, dated August 25, 2003.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LEHMAN BROTHERS HOLDINGS INC.


                                        By:__/s/ Barrett S. DiPaolo_______
                                             Barrett S. DiPaolo
                                             Vice President


Date:  August 26, 2003





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                                  EXHIBIT INDEX



Exhibit No.                Exhibit


4.01 Certificate of Designations, Powers, Preferences and Rights of the 6.50% Cumulative Preferred Stock, Series F, of the Registrant, dated August 25, 2003.